UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 24, 2010

TRIUMPH GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-12235	51-0347963
(State of Incorporation)	Commission File Number	(IRS employer identification no.)

1550 Liberty Ridge Drive, Suite 100, Wayne, Pennsylvania		19087
(Address of principal executive offices)		(Zip code)

(610) 251-1000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.       Other Events.

On May 24, 2010, Triumph Group, Inc. (“Triumph”) issued a press release to announce that it has received early termination of the Hart-Scott-Rodino (HSR) waiting period from the Federal Trade Commission’s Premerger Notification Office for the relevant transactions effecting Triumph’s previously announced plan to acquire Vought Aircraft Industries, Inc. and that subject to the satisfaction of customary closing conditions, Triumph anticipates completing the acquisition in June of 2010.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01.       Financial Statements and Exhibits.

99.1     Press Release dated May 24, 2010.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 24, 2010	TRIUMPH GROUP, INC.
	By:	/s/ John B. Wright, II
John B. Wright, II
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated May 24, 2010.